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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                 Current Report for Event Occurring June 6, 2002


                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-14537                 52-2093696
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


     3445 Peachtree Road, N.E.
     Suite 700, Atlanta, Georgia                                        30326
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (404) 364-9400
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Item 4.  Changes in Registrant's Certifying Accountant.

                  On June 6, 2002, Lodgian, Inc. ("Lodgian") pursuant to the direction of its Audit Committee, dismissed its independent public accountants, Arthur Andersen LLP ("Arthur Andersen") and on June 6, 2002, pursuant to the directions of the Audit Committee, the Lodgian board of directors appointed Deloitte & Touche, LLP as its independent auditors.

                  Arthur Andersen's reports on Lodgian's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's report on the consolidated financial statements for the year ended December 31, 2001 contained a modification as to the substantial doubt of Lodgian's ability to continue as a going concern. In addition, during each of the years ended December 31, 2001 and 2000 and during the subsequent interim period through June 6, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

                  None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred for the fiscal years ended December 31, 2001 and 2000 or the subsequent interim period through June 6, 2002.

                  Lodgian provided Arthur Andersen with a copy of the above disclosures and has attached Arthur Andersen's letter dated June 6, 2002, indicating its agreement with these statements. Refer to Exhibit 16.

                  During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through June 6, 2002, Lodgian did not consult with Deloitte and Touche, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lodgian's consolidated financial statements, or with regard to any of the items set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         16. Letter dated June 6, 2002 from Arthur Andersen to the Securities and Exchange Commission.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Lodgian, Inc.



                                    By: /s/ Richard Cartoon
                                       ----------------------------------------
                                       Name:  Richard Cartoon
                                       Title: Executive Vice President and
                                              Chief Financial Officer


Date: June 6, 2002


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                                  EXHIBIT INDEX


         16. Letter dated June 6, 2002 from Arthur Andersen to the Securities and Exchange Commission.


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